SCHEDULE 14A

(RULE 14A-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
EXCHANGE ACT OF 1934 (AMENDMENT NO.     )

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National Commerce Financial Corporation

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Filed by National Commerce Financial Corporation Pursuant to Rule 14a-6 under the Securities Exchange Act of 1934, as amended

On September 1, 2004, National Commerce Financial Corporation issued the following press release:

One Commerce Square Memphis, TN 38150
NEWS RELEASE
Hold for Release
Media Contact: Eileen Sarro 901-523-3605

John R. Frazer to Lead SunTrust's New Private Client Services Group in Memphis

Bank positions for post-merger expansion

Memphis, TN (September 1, 2004) -- David Popwell, executive vice president of National Commerce Financial Corporation (NYSE: NCF), today previewed the post-merger structure and management of the company's wealth management operation in Memphis. SunTrust and NCF are expected to merge in the fourth quarter of 2004.

The changes will include the introduction of SunTrust's Private Client Services (PCS) Group, which provides top-quality fiduciary, brokerage, investment management and related services to institutions and affluent individuals. John R. Frazer, currently SunTrust group vice president of PCS in Atlanta, will become executive vice president of the merged company's PCS operations in Memphis

"We are extremely excited about having John lead our team. John has an outstanding record of success in the SunTrust organization and is known as a person who always gets the job done," said Popwell. "Last year, we added Chris Ward to strengthen our team in the trust area. Chris will continue in that role and work with John in implementing strategies to benefit our customers."

"A hallmark of SunTrust is its depth and expertise in the PCS business," added Popwell. "Through PCS, our clients will have access to a virtually unlimited range of investment options, including alternative investments; brokerage services for all levels of individual wealth; and any investment option or service that they may want."

Over the past 15 years with SunTrust Bank, Frazer has held numerous relationship management positions in the retail, commercial and corporate banking areas. Frazer also held several branch management positions during his tenure in commercial banking.

Prior to joining PCS, Frazer was a relationship manager in SunTrust's Corporate Bank, covering the Atlanta and Alabama markets. Since February 2000, he has been a Private Client Advisor in the PCS area of SunTrust Bank, Atlanta.

Frazer is a 1986 graduate of The Citadel with a BA in History. After college graduation, as an airborne ranger infantry officer, he served three years as an infantry officer in the 82nd Airborne Division, USA. In 1998, Frazer received his diploma from The Graduate School of Banking of the South at Louisiana State University. Frazer also holds Series 7 and 66 securities licenses and the Certified Financial Planner (CFP) designation.

ABOUT NATIONAL COMMERCE FINANCIAL
National Commerce Financial Corporation, headquartered in Memphis, Tennessee, is a sales and marketing organization that delivers select financial and consulting services through a national network of banking and non-banking affiliates. With $23 billion in assets, NCF operates almost 500 branches in 14 of the nation's fastest growing metropolitan areas throughout the southeast.

ABOUT SUNTRUST
SunTrust Banks, Inc., headquartered in Atlanta, Georgia, is one of the nation's largest commercial banking organizations. As of June 30, 2004 SunTrust had total assets of $128.1 billion and total deposits of $85.5 billion. The company operates through an extensive distribution network primarily in Florida, Georgia, Maryland, Tennessee, Virginia and the District of Columbia and also serves customers in selected markets nationally. Its primary businesses include deposit, credit, trust and investment services. Through various subsidiaries the company provides credit cards, mortgage banking, insurance, brokerage and capital markets services. SunTrust's Internet address is www.suntrust.com.

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to, statements about the benefits of the merger between SunTrust Banks, Inc. ("SunTrust") and National Commerce Financial Corporation ("NCF"), including future financial and operating results, SunTrust's plans, objectives, expectations and intentions and other statements that are not historical facts. Such statements are based upon the current beliefs and expectations of SunTrust's and NCF's management and are subject to significant risks and uncertainties. Actual results may differ from those set forth in the forward-looking statements. The following factors, among others, could cause actual results to differ from those set forth in the forward-looking statements: the approval of the proposed settlement described herein by the courts in which the actions are pending; the ability to obtain governmental approvals of the merger on the proposed terms and schedule; the failure of SunTrust and NCF stockholders to approve the merger; the risk that the businesses will not be integrated successfully; the risk that the cost savings and any revenue synergies from the merger may not be fully realized or may take longer to realize than expected; disruption from the merger making it more difficult to maintain relationships with clients, employees or suppliers; increased competition and its effect on pricing, spending, third-party relationships and revenues; the risk of new and changing regulation in the U.S. and internationally. Additional factors that could cause SunTrust's and NCF's results to differ materially from those described in the forward-looking statements can be found in the 2003 Annual Reports on Form 10-K of SunTrust and NCF, and in the Quarterly Reports on Form 10-Q of SunTrust and NCF filed with the Securities and Exchange Commission and available at the Securities and Exchange Commission's internet site (http://www.sec.gov). The forward-looking statements in this press release speak only as of the date of the filing, and neither SunTrust nor NCF assumes any obligation to update the forward-looking statements or to update the reasons why actual results could differ from those contained in the forward-looking statements.

Shareholders are urged to read the joint proxy statement/prospectus regarding the proposed transaction, which was first mailed to shareholders of SunTrust and NCF on or about August 6, 2004, because it contains important information. Shareholders are also able to obtain a free copy of the joint proxy statement/prospectus, as well as other filings containing information about SunTrust and NCF, without charge, at the Securities and Exchange Commission's internet site (http://www.sec.gov). Copies of the joint proxy statement/prospectus and the filings with the Securities and Exchange Commission that are incorporated by reference in the joint proxy statement/prospectus can also be obtained, without charge, by directing a request to SunTrust Banks, Inc., 303 Peachtree St., N.E., Atlanta, Georgia 30308; Attention: Investor Relations; or National Commerce Financial Corporation, One Commerce Square, Memphis, Tennessee, 38159; Attention: Investor Relations.

The respective directors and executive officers of SunTrust and NCF and other persons may be deemed to be participants in the solicitation of proxies in respect of the proposed merger. Information regarding SunTrust's directors and executive officers is available in the proxy statement filed with the Securities and Exchange Commission by SunTrust on March 2, 2004, and information regarding NCF's directors and executive officers is available in the proxy statement filed with the Securities and Exchange Commission by NCF on March 17, 2004. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, are contained in the joint proxy statement/prospectus and other relevant materials to be filed with the Securities and Exchange Commission when they become available.